UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

Talmer Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

1. To elect fourteen (14) directors to our Board of Directors to serve until the 2016 Annual Meeting. Max Berlin Gary Collins Jennifer Granholm Paul Hodges, III Denny Kim Ronald Klein David Leitch Barbara Mahone Robert Naftaly Albert Papa David Provost Thomas Schellenberg Gary Torgow Arthur WeissO Nominee #13 2. To ratify the appointment of Crowe Horwath LLP as our independent registered public accounting firm for 2015. These items of business are more fully described in the proxy statement. The record date for the Annual Meeting is April 15, 2015. Only shareholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. Note: To transact such other business as may properly come before the Annual Meeting or any adjournment thereof. the Board of Directors recommends that you vote For Proposals 1 and 2. nomineeS: important notice regarding the availability of Proxy materials for the Shareholder meeting of taLmer BanCorP, inC. to Be held on: monday, June 8, 2015 at 5:00 p.m. eastern time at the Somerset inn, 2601 west Big Beaver road, troy, michigan 48084 this communication presents only an overview of the more complete proxy materials that are available to you on the internet or by mail. we encourage you to access and review all of the important information contained in the proxy materials before voting. if you want to receive a paper or e-mail copy of the proxy materials you must request one. there is no charge to you for requesting a copy. to facilitate timely delivery please make the request as instructed below before may 29, 2015. You will only receive a paper or e-mail copy of these materials if you request them. Please visit http://www.astproxyportal.com/ast/16471, where the following materials are available for view: • Notice of Annual Meeting of Shareholders, Proxy Statement and 2014 Annual Report • Form of Electronic Proxy Card to reqUeSt materiaLS: PaPer CoPieS: Current and future paper delivery requests can be submitted via the telephone, e-mail or website options below. e-maiL CoPieS: Current and future e-mail delivery requests must be submitted via the e-mail option below. teLePhone: To request a paper copy call 888-776-9962 or 718-921-8562 (for international callers). e-maiL: To request a paper or e-mail copy send an e-mail to info@amstock.com. Include in the message the Company's name, Company number (located above), your full name and address, plus the account number (located above) and state in your e-mail whether you want a paper or e-mail copy of the current meeting materials. You can also state your preference to receive a paper or e-mail copy of materials for future meetings. weBSite: To request a paper copy go to http://www.amstock.com/proxyservices/requestmaterials.asp. to Vote: onLine: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 p.m. Eastern Time the day before the meeting date. in PerSon: You may vote your shares in person by attending the Annual Meeting. Directions to attend the Annual Meeting can be found on our website, www.talmerbank.com. maiL: You may request a proxy card by following the instructions to request materials above. ComPanY nUmBer aCCoUnt nUmBer ControL nUmBer John Smith 1234 main Street aPt. 203 new York, nY 10038 Please note that you cannot use this notice to vote by mail.